Exhibit 99.1

IASIS Healthcare Announces Third Quarter 2010 Results

FRANKLIN, Tenn.--(BUSINESS WIRE)--August 5, 2010--IASIS Healthcare® LLC (“IASIS”) today announced financial and operating results for the fiscal third quarter and nine months ended June 30, 2010.

Net revenue for the third quarter totaled $638.0 million, an increase of 6.0%, compared to $601.6 million in the prior year quarter. Adjusted EBITDA for the third quarter totaled $76.6 million, compared to $78.7 million in the prior year quarter. A table describing adjusted EBITDA and reconciling net earnings from continuing operations to adjusted EBITDA is included in this press release in the attached Supplemental Consolidated Statements of Operations Information. Net earnings from continuing operations for the third quarter totaled $21.7 million, compared to $23.2 million in the prior year quarter.

Admissions and adjusted admissions decreased 1.0% and 0.3%, respectively, in the third quarter, compared to the prior year quarter. Net patient revenue per adjusted admission increased 5.5% in the third quarter, compared to the prior year quarter.

Net revenue for the nine months ended June 30, 2010, totaled $1.9 billion, an increase of 8.6%, compared to $1.7 billion in the prior year period. Adjusted EBITDA for the nine months ended June 30, 2010, totaled $228.0 million, compared to $231.8 million in the prior year period. Net earnings from continuing operations for the nine months ended June 30, 2010, totaled $63.2 million, compared to $65.6 million in the prior year period.

Admissions and adjusted admissions increased 1.4% and 0.8%, respectively, in the nine months ended June 30, 2010, compared to the prior year period. Net patient revenue per adjusted admission increased 4.6% in the nine months ended June 30, 2010, compared to the prior year period.

Operating cash flows for the nine months ended June 30, 2010, were $113.9 million, compared to $172.4 million in the prior year period. Included in current year operating cash flows is the impact of the delay of Health Choice’s June capitation payment totaling $64.7 million by the Arizona Health Care Cost Containment System in connection with a state-wide effort in Arizona to manage the State’s fiscal budget issues. This payment was received in July 2010. Adjusting for the delayed payment, operating cash flows would have been $178.6 million for the nine months ended June 30, 2010.

In commenting on results, David R. White, chairman and chief executive officer of IASIS Healthcare, said, “We are proud of the fact that our long-term commitments to operational excellence and the strategic deployment of capital have provided IASIS with a stable platform that continues today. Despite economic headwinds, including unemployment, continued shifts in payor mix and escalating state budgetary issues – all of which are affecting our top line and earnings, our balance sheet and margins remain strong in each operating segment.”

A listen-only simulcast and 30-day replay of IASIS’ third quarter conference call will be available by clicking the “For Investors” link on the Company’s Web site at www.iasishealthcare.com beginning at 11:00 a.m. Eastern Time on August 5, 2010. A copy of this press release will also be available on the Company’s Web site.

IASIS, located in Franklin, Tennessee, is a leading owner and operator of medium-sized acute care hospitals in high-growth urban and suburban markets. The Company operates its hospitals with a strong community focus by offering and developing healthcare services targeted to the needs of the markets it serves, promoting strong relationships with physicians and working with local managed care plans. IASIS owns or leases 15 acute care hospital facilities and one behavioral health hospital facility with a total of 2,886 beds in service and has total annual net revenue of approximately $2.5 billion. These hospital facilities are located in six regions: Salt Lake City, Utah; Phoenix, Arizona; Tampa-St. Petersburg, Florida; three cities in Texas, including San Antonio; Las Vegas, Nevada; and West Monroe, Louisiana. IASIS also owns and operates a Medicaid and Medicare managed health plan in Phoenix that serves more than 199,000 members. For more information on IASIS, please visit the Company’s Web site at www.iasishealthcare.com.

Some of the statements we make in this press release are forward-looking within the meaning of the federal securities laws, which are intended to be covered by the safe harbors created thereby. Those forward-looking statements include all statements that are not historical statements of fact and those regarding our intent, belief or expectations including, but not limited to, future financial and operating results, the Company’s plans, objectives, expectations and other statements that are not historical facts. Forward-looking statements involve known and unknown risks and uncertainties that may cause actual results in future periods to differ materially from those anticipated in the forward-looking statements. These risk factors and uncertainties are more fully described in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2009 and other filings with the Securities and Exchange Commission.

Although we believe that the assumptions underlying the forward-looking statements contained in this press release are reasonable, any of these assumptions could prove to be inaccurate, and, therefore, there can be no assurance that the forward-looking statements included in this press release will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, you should not regard the inclusion of such information as a representation by the Company or any other person that our objectives and plans will be achieved. We undertake no obligation to publicly release any revisions to any forward-looking statements contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.

IASIS HEALTHCARE LLC Consolidated Statements of Operations (Unaudited) (in thousands)

	Quarter Ended June 30,		Nine Months Ended June 30,
	2010	2009	2010	2009
Net revenue:
Acute care revenue	$438,211	$417,880	$1,300,445	$1,237,506
Premium revenue	199,777	183,738	591,022	504,410
Total net revenue	637,988	601,618	1,891,467	1,741,916

Costs and expenses:
Salaries and benefits (includes stock compensation of $118, $141, $2,367 and $420, respectively)	170,035	164,879	514,688	495,387
Supplies	66,333	63,950	200,167	187,529
Medical claims	172,031	158,919	510,692	422,519
Other operating expenses	93,579	79,708	266,854	237,011
Provision for bad debts	49,416	45,594	142,901	137,892
Rentals and leases	10,067	10,008	30,487	29,221
Interest expense, net	16,711	16,334	50,065	51,129
Depreciation and amortization	24,007	24,217	71,909	73,509
Management fees	1,250	1,250	3,750	3,750
Hurricane-related property damage	–	–	–	938
Total costs and expenses	603,429	564,859	1,791,513	1,638,885

Earnings from continuing operations before gain (loss) on disposal of assets and income taxes	34,559	36,759	99,954	103,031
Gain (loss) on disposal of assets, net	(149)	184	(206)	1,497

Earnings from continuing operations before income taxes	34,410	36,943	99,748	104,528
Income tax expense	12,683	13,715	36,544	38,975

Net earnings from continuing operations	21,727	23,228	63,204	65,553
Earnings (loss) from discontinued operations, net of income taxes	(384)	167	(363)	(333)

Net earnings	21,343	23,395	62,841	65,220
Net earnings attributable to non-controlling interests	(2,002)	(2,666)	(6,063)	(7,240)

Net earnings attributable to IASIS Healthcare LLC	$19,341	$20,729	$56,778	$57,980

IASIS HEALTHCARE LLC Consolidated Balance Sheets (Unaudited) (in thousands)

	June 30, 2010	Sept. 30, 2009

ASSETS

Current assets:
Cash and cash equivalents	$130,160	$206,528
Accounts receivable, net	221,327	230,198
Inventories	53,476	50,492
Deferred income taxes	11,130	39,038
Prepaid expenses and other current assets	121,379	49,453
Total current assets	537,472	575,709

Property and equipment, net	980,797	997,353
Goodwill	717,920	717,920
Other intangible assets, net	27,750	30,000
Other assets, net	35,522	36,222
Total assets	$2,299,461	$2,357,204

LIABILITIES AND EQUITY

Current liabilities:
Accounts payable	$71,821	$68,552
Salaries and benefits payable	45,369	42,548
Accrued interest payable	2,128	12,511
Medical claims payable	110,556	113,519
Other accrued expenses and other current liabilities	85,389	65,701
Current portion of long-term debt and capital lease obligations	6,705	8,366
Total current liabilities	321,968	311,197

Long-term debt and capital lease obligations	1,046,480	1,051,471
Deferred income taxes	103,352	106,425
Other long-term liabilities	56,212	54,222

Non-controlling interests with redemption rights	72,527	72,527

Equity:
Member’s equity	688,576	750,932
Non-controlling interests	10,346	10,430
Total equity	698,922	761,362
Total liabilities and equity	$2,299,461	$2,357,204

IASIS HEALTHCARE LLC Consolidated Statements of Cash Flows (Unaudited) (in thousands)

	Nine Months Ended June 30,
	2010	2009
Cash flows from operating activities:
Net earnings	$62,841	$65,220
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	71,909	73,509
Amortization of loan costs	2,356	2,257
Stock compensation costs	2,367	420
Deferred income taxes	23,839	11,792
Income tax benefit from stock compensation	(1,770)	–
Income tax benefit from parent company interest	4,989	–
Loss (gain) on disposal of assets, net	206	(1,497)
Loss from discontinued operations	363	333
Hurricane-related property damage	–	938
Changes in operating assets and liabilities, net of the effect of acquisitions and dispositions:
Accounts receivable, net	9,154	(18,854)
Inventories, prepaid expenses and other current assets	(74,909)	(2,491)
Accounts payable, other accrued expenses and other accrued liabilities	13,137	39,231
Net cash provided by operating activities – continuing operations	114,482	170,858
Net cash provided by (used in) operating activities – discontinued operations	(567)	1,548
Net cash provided by operating activities	113,915	172,406

Cash flows from investing activities:
Purchases of property and equipment, net	(53,465)	(66,608)
Cash paid for acquisition, net	–	(1,521)
Proceeds from sale of assets	50	5,240
Change in other assets, net	1,856	1,832
Net cash used in investing activities – continuing operations	(51,559)	(61,057)
Net cash provided by investing activities – discontinued operations	–	10
Net cash used in investing activities	(51,559)	(61,047)

Cash flows from financing activities:
Payment of debt and capital lease obligations	(6,772)	(53,672)
Distribution to parent company in connection with the repurchase of equity, net	(124,962)	–
Distributions to non-controlling interests	(6,921)	(4,721)
Costs paid for the repurchase of partnership interests, net	(69)	(1,379)
Net cash used in financing activities	(138,724)	(59,772)

Change in cash and cash equivalents	(76,368)	51,587
Cash and cash equivalents at beginning of period	206,528	80,738
Cash and cash equivalents at end of period	$130,160	$132,325

Supplemental disclosure of cash flow information:
Cash paid for interest	$58,145	$60,519
Cash paid for income taxes, net	$7,513	$3,834

IASIS HEALTHCARE LLC Segment Information (Unaudited) (in thousands)

	For the Quarter Ended June 30, 2010
	Acute Care	Health Choice	Eliminations	Consolidated
Acute care revenue	$438,211	$–	$–	$438,211
Premium revenue	–	199,777	–	199,777
Revenue between segments	2,319	–	(2,319)	–
Net revenue	440,530	199,777	(2,319)	637,988

Salaries and benefits (excludes stock compensation)	165,051	4,866	–	169,917
Supplies	66,293	40	–	66,333
Medical claims	–	174,350	(2,319)	172,031
Other operating expenses	87,451	6,128	–	93,579
Provision for bad debts	49,416	–	–	49,416
Rentals and leases	9,650	417	–	10,067
Adjusted EBITDA (1)	62,669	13,976	–	76,645

Interest expense, net	16,711	–	–	16,711
Depreciation and amortization	23,115	892	–	24,007
Stock compensation	118	–	–	118
Management fees	1,250	–	–	1,250

Earnings from continuing operations before loss on disposal of assets and income taxes	21,475	13,084	–	34,559
Loss on disposal of assets, net	(149)	–	–	(149)
Earnings from continuing operations before income taxes	$21,326	$13,084	$–	$34,410

	For the Quarter Ended June 30, 2009
	Acute Care	Health Choice	Eliminations	Consolidated
Acute care revenue	$417,880	$–	$–	$417,880
Premium revenue	–	183,738	–	183,738
Revenue between segments	2,542	–	(2,542)	–
Net revenue	420,422	183,738	(2,542)	601,618

Salaries and benefits (excludes stock compensation)	159,838	4,900	–	164,738
Supplies	63,905	45	–	63,950
Medical claims	–	161,461	(2,542)	158,919
Other operating expenses	75,876	3,832	–	79,708
Provision for bad debts	45,594	–	–	45,594
Rentals and leases	9,635	373	–	10,008
Adjusted EBITDA (1)	65,574	13,127	–	78,701

Interest expense, net	16,334	–	–	16,334
Depreciation and amortization	23,320	897	–	24,217
Stock compensation	141	–	–	141
Management fees	1,250	–	–	1,250

Earnings from continuing operations before gain on disposal of assets and income taxes	24,529	12,230	–	36,759
Gain on disposal of assets, net	184	–	–	184
Earnings from continuing operations before income taxes	$24,713	$12,230	$–	$36,943

(1) Adjusted EBITDA represents net earnings from continuing operations before interest expense, income tax expense, depreciation and amortization, stock compensation, gain (loss) on disposal of assets and management fees.  Management fees represent monitoring and advisory fees paid to TPG, the Company’s majority financial sponsor, and certain other members of IASIS Investment LLC.  Management routinely calculates and communicates adjusted EBITDA and believes that it is useful to investors because it is commonly used as an analytical indicator within the healthcare industry to evaluate hospital performance, allocate resources and measure leverage capacity and debt service ability.  In addition, the Company uses adjusted EBITDA as a measure of performance for its business segments and for incentive compensation purposes.  Adjusted EBITDA should not be considered as a measure of financial performance under generally accepted accounting principles (“GAAP”), and the items excluded from adjusted EBITDA are significant components in understanding and assessing financial performance.  Adjusted EBITDA should not be considered in isolation or as an alternative to net earnings, cash flows generated by operating, investing, or financing activities or other financial statement data presented in the consolidated financial statements as an indicator of financial performance or liquidity.  Adjusted EBITDA, as presented, differs from what is defined under the Company’s senior secured credit facilities and may not be comparable to similarly titled measures of other companies.

IASIS HEALTHCARE LLC Segment Information (Unaudited) (in thousands)

	For the Nine Months Ended June 30, 2010
	Acute Care	Health Choice	Eliminations	Consolidated
Acute care revenue	$1,300,445	$–	$–	$1,300,445
Premium revenue	–	591,022	–	591,022
Revenue between segments	8,331	–	(8,331)	–
Net revenue	1,308,776	591,022	(8,331)	1,891,467

Salaries and benefits (excludes stock compensation)	497,916	14,405	–	512,321
Supplies	200,030	137	–	200,167
Medical claims	–	519,023	(8,331)	510,692
Other operating expenses	248,380	18,474	–	266,854
Provision for bad debts	142,901	–	–	142,901
Rentals and leases	29,334	1,153	–	30,487
Adjusted EBITDA (1)	190,215	37,830	–	228,045

Interest expense, net	50,065	–	–	50,065
Depreciation and amortization	69,240	2,669	–	71,909
Stock compensation	2,367	–	–	2,367
Management fees	3,750	–	–	3,750
Earnings from continuing operations before loss on disposal of assets and income taxes	64,793	35,161	–	99,954
Loss on disposal of assets, net	(206)	–	–	(206)
Earnings from continuing operations before income taxes	$64,587	$35,161	$–	$99,748

	For the Nine Months Ended June 30, 2009
	Acute Care	Health Choice	Eliminations	Consolidated
Acute care revenue	$1,237,506	$–	$–	$1,237,506
Premium revenue	–	504,410	–	504,410
Revenue between segments	6,551	–	(6,551)	–
Net revenue	1,244,057	504,410	(6,551)	1,741,916

Salaries and benefits (excludes stock compensation)	480,214	14,753	–	494,967
Supplies	187,316	213	–	187,529
Medical claims	–	429,070	(6,551)	422,519
Other operating expenses	220,272	16,739	–	237,011
Provision for bad debts	137,892	–	–	137,892
Rentals and leases	28,038	1,183	–	29,221
Hurricane–related property damage	938	–	–	938
Adjusted EBITDA (1)	189,387	42,452	–	231,839

Interest expense, net	51,129	–	–	51,129
Depreciation and amortization	70,860	2,649	–	73,509
Stock compensation	420	–	–	420
Management fees	3,750	–	–	3,750
Earnings before gain on disposal of assets and income taxes	63,228	39,803	–	103,031
Gain on disposal of assets, net	1,497	–	–	1,497
Earnings from continuing operations before income taxes	$64,725	$39,803	$–	$104,528

(1) Adjusted EBITDA represents net earnings from continuing operations before interest expense, income tax expense, depreciation and amortization, stock compensation, gain (loss) on disposal of assets and management fees.  Management fees represent monitoring and advisory fees paid to TPG, the Company’s majority financial sponsor, and certain other members of IASIS Investment LLC.  Management routinely calculates and communicates adjusted EBITDA and believes that it is useful to investors because it is commonly used as an analytical indicator within the healthcare industry to evaluate hospital performance, allocate resources and measure leverage capacity and debt service ability.  In addition, the Company uses adjusted EBITDA as a measure of performance for its business segments and for incentive compensation purposes.  Adjusted EBITDA should not be considered as a measure of financial performance under GAAP, and the items excluded from adjusted EBITDA are significant components in understanding and assessing financial performance.  Adjusted EBITDA should not be considered in isolation or as an alternative to net earnings, cash flows generated by operating, investing, or financing activities or other financial statement data presented in the consolidated financial statements as an indicator of financial performance or liquidity.  Adjusted EBITDA, as presented, differs from what is defined under the Company’s senior secured credit facilities and may not be comparable to similarly titled measures of other companies.

IASIS HEALTHCARE LLC Consolidated Financial and Operating Data (Unaudited)

	Quarter Ended June 30,		Nine Months Ended June 30,
	2010	2009	2010	2009
Consolidated Hospital Facilities
Number of acute care hospital facilities at end of period	15	15	15	15
Beds in service at end of period	2,886	2,789	2,886	2,789
Average length of stay (days)	4.8	4.7	4.8	4.7
Occupancy rates (average beds in service)	45.9%	46.2%	46.9%	47.5%
Admissions	24,968	25,229	76,679	75,628
Percentage change	(1.0%)		1.4%
Adjusted admissions	42,655	42,780	127,654	126,615
Percentage change	(0.3%)		0.8%
Patient days	120,515	117,378	369,402	354,332
Adjusted patient days	198,439	191,157	593,277	569,299
Outpatient revenue as a % of gross patient revenue	40.7%	39.6%	39.1%	38.8%

IASIS HEALTHCARE LLC Supplemental Consolidated Statements of Operations Information (Unaudited) (in thousands)

	Quarter Ended June 30,		Nine Months Ended June 30,
	2010	2009	2010	2009
Consolidated Results
Net earnings from continuing operations	$21,727	$23,228	$63,204	$65,553
Add:
Interest expense, net	16,711	16,334	50,065	51,129
Income tax expense	12,683	13,715	36,544	38,975
Depreciation and amortization	24,007	24,217	71,909	73,509
Stock compensation	118	141	2,367	420
Loss (gain) on disposal of assets, net	149	(184)	206	(1,497)
Management fees	1,250	1,250	3,750	3,750
Adjusted EBITDA (1)	$76,645	$78,701	$228,045	$231,839

(1) Adjusted EBITDA represents net earnings from continuing operations before interest expense, income tax expense, depreciation and amortization, stock compensation, loss (gain) on disposal of assets and management fees.  Management fees represent monitoring and advisory fees paid to TPG, the Company’s majority financial sponsor, and certain other members of IASIS Investment LLC.  Management routinely calculates and communicates adjusted EBITDA and believes that it is useful to investors because it is commonly used as an analytical indicator within the healthcare industry to evaluate hospital performance, allocate resources and measure leverage capacity and debt service ability.  In addition, the Company uses adjusted EBITDA as a measure of performance for its business segments and for incentive compensation purposes.  Adjusted EBITDA should not be considered as a measure of financial performance under GAAP, and the items excluded from adjusted EBITDA are significant components in understanding and assessing financial performance.  Adjusted EBITDA should not be considered in isolation or as an alternative to net earnings, cash flows generated by operating, investing, or financing activities or other financial statement data presented in the consolidated financial statements as an indicator of financial performance or liquidity.  Adjusted EBITDA, as presented, differs from what is defined under the Company’s senior secured credit facilities and may not be comparable to similarly titled measures of other companies.

CONTACT:
IASIS Healthcare LLC
Investor Contact:
W. Carl Whitmer
President
or
John M. Doyle, 615-844-2747
Chief Financial Officer
or
Media Contact:
Michele M. Peden, 615-467-1255
VP, Corporate Communications